Lessee disclosures	12 Months Ended
Dec. 31, 2023
Disclosure Of Leases [Abstract]
Lessee disclosures
Note 28: Lessee disclosures
The table below sets out the movement in the Group’s right-of-use assets, which are primarily in respect of premises, and are recognised within other assets (note 27).

	2023 £m	2022 £m
At 1 January	1,156	1,318
Exchange and other adjustments	3	3
Additions	136	98
Disposals	(31)	(37)
Depreciation charge for the year	(209)	(226)
At 31 December	1,055	1,156
The Group’s lease liabilities are recognised within other liabilities (note 37). The maturity analysis of the Group’s lease liabilities on an undiscounted basis is set out in the liquidity risk section of note 52.
The total cash outflow for leases in the year ended 31 December 2023 was £215 million (2022: £210 million). The amount recognised within interest expense in respect of lease liabilities is disclosed in note 5.